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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 22, 2000



                              IN HOME HEALTH, INC.
                              --------------------
             (Exact name of Registrant as specified in its charter)


           MINNESOTA               0-17490                    41-1458213
----------------------------     -----------             --------------------
(State or other jurisdiction     (Commission               (I.R.S. Employer
      of incorporation)          File Number)            Identification No.)




 601 CARLSON PARKWAY
 SUITE 500
 MINNETONKA, MINNESOTA                                             55305-5214
(Address of principal executive offices)                           (Zip Code)


       Registrant's telephone number, including area code: (952) 449-7500


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Item 1.  NOT APPLICABLE.

Item 2.  NOT APPLICABLE.

Item 3.  NOT APPLICABLE.

Item 4.  NOT APPLICABLE.

Item 5.  OTHER EVENTS

         On May 22, 2000, the Board of Directors of In Home Health, Inc. (the "Company") received a letter from the President and Chief Executive Officer of ManorCare, Inc. ("ManorCare"), the Company's largest shareholder, expressing ManorCare's purported desire to commence strategic discussions to possibly increase significantly its shareholdings in the Company. The May 22, 2000 letter also indicated that ManorCare's "preliminary analysis indicates that [it] should be able to offer shareholders a meaningful premium to the current trading price of the IHHI shares..." A copy of the letter dated May 22, 2000 is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

         On May 31, 2000, the Company received a letter from the President and Chief Executive Officer of ManorCare Health Services, Inc. ("MCHS"), an affiliate of ManorCare, demanding that the Company call a special meeting of shareholders within 30 days for the purpose of: (i) removing all directors of the Company other than Clyde Michael Ford and Eugene Terry, including, without limitation, removing Wolfgang von Maack, Steven M. Jessup, James J. Lynn and Judith Irene Storfjell (or any of their successors), and any other directors now or hereafter appointed prior to such special meeting; (ii) fixing the number of directors which shall constitute the whole Board of Directors of the Company at six; and (iii) electing four ManorCare or its affiliates' executives as new directors to fill the vacancies created by the removal of Messrs. Von Maack, Jessup, and Lynn, and Dr. Storfjell. MCHS demanded that the meeting be held no later than 90 days after May 31, 2000.

         MCHS's May 31st letter also requested that the Board of Directors of the Company refrain from entering into or modifying any compensation arrangements with any of the officers or directors of the Company prior to the Special Meeting or otherwise taking any action which may serve to limit and restrict the Board of Directors' ability to maximize shareholder value following the anticipated special meeting. A copy of the letter dated May 31, 2000 is attached hereto as Exhibit 99.2, and is incorporated herein by reference.

         On June 1, 2000, the Company issued a press release describing the Company's receipt of ManorCare's request for a shareholder meeting, and announcing that the Company had retained an investment banker to advise the Board of Directors. A copy of the June 1, 2000 press release is attached as
Exhibit 99.3, and is incorporated herein by reference.

Item 6.  NOT APPLICABLE.


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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibit 99.1 Letter from ManorCare, Inc. to the Board of Directors of In Home Health, Inc. dated May 22, 2000.

         Exhibit 99.2 Letter from ManorCare Health Services, Inc. to the Board of Directors of In Home Health, Inc. dated
                        May 31, 2000.

         Exhibit 99.3   Press Release dated June 1, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        In Home Health, Inc.



                                        By /s/ Robert J. Hoffman, Jr.
                                           ------------------------------------
                                             Robert J. Hoffman, Jr.
                                             Chief Financial Officer, Secretary
Dated: June 5, 2000


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